Exhibit 4.3

Execution Version

MIDAMERICAN ENERGY COMPANY

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

ELEVENTH SUPPLEMENTAL INDENTURE

Dated as of September 7, 2023

ESTABLISHING AND CREATING

5.350% FIRST MORTGAGE BONDS DUE 2034

5.850% FIRST MORTGAGE BONDS DUE 2054

ELEVENTH SUPPLEMENTAL INDENTURE, dated as of September 7, 2023 (herein called the “Eleventh Supplemental Indenture”), between MIDAMERICAN ENERGY COMPANY, a corporation duly organized and existing under the laws of the State of Iowa (herein called the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the “Trustee”), under the Base Indenture referred to below. Capitalized terms used but not defined herein shall have the meaning assigned to such term in the Base Indenture.

W I T N E S S E T H :

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of September 9, 2013 as amended by the first supplemental indenture thereto dated September 19, 2013 (herein called the “Base Indenture”), to provide for the issuance from time to time of its first mortgage bonds, the form and terms of which are to be established as set forth in Section 2.01 of the Base Indenture;

WHEREAS, Section 15.01 of the Base Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Base Indenture for, among other things, the purpose establishing the form and terms of the Bonds (as defined in the Base Indenture) of any series as permitted by Section 2.01 of the Base Indenture;

WHEREAS, the Company desires to create two individual series of its first mortgage bonds upon the basis of Bondable Property (as defined in the Base Indenture) pursuant to Article III of the Base Indenture in the aggregate principal amounts of (i) $350,000,000 to be designated the “5.350% First Mortgage Bonds due 2034” (the “2034 Bonds”) and (ii) $1,000,000,000 to be designated the “5.850% First Mortgage Bonds due 2054” (the “2054 Bonds” and, together with the 2034 Bonds, the “Bonds”), and all action on the part of the Company necessary to authorize the issuance of the Bonds under the Base Indenture and this Eleventh Supplemental Indenture has been duly taken;

WHEREAS, the execution and delivery by the Company of this Eleventh Supplemental Indenture, and the terms of the Bonds herein referred to, have been duly authorized by the Board in or pursuant to appropriate resolutions; and

WHEREAS, all acts and things necessary to make the Bonds, when executed by the Company and authenticated and delivered by the Trustee as provided in the Base Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed.

NOW, THEREFORE, THIS ELEVENTH SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises and of the acceptance and purchase of the Bonds by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of the holders of the Bonds, as follows:

ARTICLE I

DEFINITIONS

Unless otherwise defined herein, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Base Indenture and the form of Bonds attached hereto as Exhibits A and B.

ARTICLE II

TERMS AND ISSUANCE OF THE BONDS

Section 2.01 Issue of Bonds. A series of first mortgage bonds, which shall be designated the “5.350% First Mortgage Bonds due 2034” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Base Indenture and this Eleventh Supplemental Indenture (including the form of 2034 Bonds set forth in Exhibit A). A series of first mortgage bonds, which shall be designated the “5.850% First Mortgage Bonds due 2054” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Base Indenture and this Eleventh Supplemental Indenture (including the form of 2054 Bonds set forth in Exhibit B).

Section 2.02 Optional Redemption. Each series of Bonds may be redeemed, in whole or in part, at the option of the Company pursuant to the terms set forth in Annex 1 to the applicable series of Bonds to be redeemed. The provisions of Article IX of the Base Indenture shall also apply to any optional redemption of each series of Bonds by the Company.

Section 2.03 Defeasance and Discharge. The provisions of Article XVIII of the Base Indenture shall be applicable to each series of Bonds.

Section 2.04 Place of Payment. The Place of Payment in respect of the Bonds will be initially at the Corporate Trust Office of The Bank of New York Mellon Trust Company, N.A. (which as of the date hereof is located at 2 N. LaSalle Street, Suite 700, Chicago, Illinois 60602, Attention: Corporate Trust Administration).

Section 2.05 Form of Bonds; Incorporation of Terms. The form of the 2034 Bonds shall be substantially in the form of Exhibit A, the terms of which are herein incorporated by reference and which are part of this Eleventh Supplemental Indenture. The form of the 2054 Bonds shall be substantially in the form of Exhibit B, the terms of which are herein incorporated by reference and which are part of this Eleventh Supplemental Indenture. Each series of Bonds shall be issued in global form as permitted by Section 2.01(c)(xviii) of the Base Indenture. The Bonds issued in global form shall be delivered by the Trustee to the Depositary, as the Holder thereof, or a nominee or custodian therefor, to be held by or on behalf of the Depositary in accordance with the Base Indenture.

Section 2.06 Exchange of the Bonds Issued in Global Form. Each series of Bonds issued in global form shall be exchangeable for definitive Bonds of such series only as provided in Section 2.06 of the Base Indenture.

Section 2.07 Regular Record Date for the Bonds. The Regular Record Date for the 2034 Bonds shall be the January 1 or July 1 (whether or not a Business Day) immediately prior to each Interest Payment Date for such series. The Regular Record Date for the 2054 Bonds shall be the March 1 or September 1 (whether or not a Business Day) immediately prior to each Interest Payment Date for such series.

Section 2.08 Authorized Denominations. Beneficial interests in each series of Bonds issued in global form, as well as definitive Bonds of each series, may be held only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.09 Additional Bonds. The Company may from time to time, without the consent of the Holders of the Bonds of the applicable series, create and issue further securities having the same terms and conditions as the Bonds of such series in all respects, except for the original issue date, offering price and, in some circumstances, the initial interest accrual date and initial interest payment date. Additional Bonds of each series issued in this manner will be consolidated with, and form a single series with, the Bonds of such series and shall thereafter be deemed Bonds of such series for all purposes.

ARTICLE III

DEPOSITARY

Section 3.01 Depositary. The Depository Trust Company and its successors are hereby appointed Depositary with respect to the Bonds issued in global form of each series.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Execution as Supplemental Indenture. This Eleventh Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Base Indenture and, as provided in the Base Indenture, this Eleventh Supplemental Indenture forms a part thereof.

Section 4.02 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.03 Successors and Assigns. All covenants and agreements contained in this Eleventh Supplemental Indenture made by the Company shall bind its successors and assigns, whether so expressed or not.

Section 4.04 Separability Clause. In case any provision in this Eleventh Supplemental Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.05 Benefits of Eleventh Supplemental Indenture. Nothing in this Eleventh Supplemental Indenture or in the Bonds, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders of the Bonds, any benefit or any legal or equitable right, remedy or claim under this Eleventh Supplemental Indenture.

Section 4.06 Execution and Counterparts. This Eleventh Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 4.07 Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Eleventh Supplemental Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Company of the Bonds or the proceeds thereof.

Section 4.08 Governing Law. This Eleventh Supplemental Indenture and the Bonds shall be governed by and construed in accordance with the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the TIA, shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Mortgage or exercise of remedies with respect to, such portion of the Mortgaged Property.

Section 4.09 Sanctions.

(a) The Company covenants and represents that neither they nor, to the Company’s knowledge, any of their subsidiaries, directors or officers are the target or subject of any sanctions enforced by the US Government, (including, the Office of Foreign Assets Control of the US Department of the Treasury), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively “Sanctions”).

(b) The Company covenants and represents that neither they nor any of their subsidiaries, directors or officers will use any part of the proceeds received in connection with this Eleventh Supplemental Indenture or any other of the transaction documents (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

Section 4.10 Electronic Signatures. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Eleventh Supplemental Indenture and/or any document, notice, instrument or certificate to be signed and/or delivered in connection with this Eleventh Supplemental Indenture and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 4.11 Electronic Transmission. The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Eleventh Supplemental Indenture and delivered using Electronic Means (as defined below); provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. “Electronic Means” means the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereof have caused this Eleventh Supplemental Indenture to be duly executed by their respective officers or directors duly authorized thereto, all as of the day and year first above written.

MIDAMERICAN ENERGY COMPANY

By:	/s/ James C. Galt
Name: James C. Galt
Title: Treasurer

[ELEVENTH SUPPLEMENTAL INDENTURE]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Ann M. Dolezal
Name: Ann M. Dolezal
Title: Vice President

[ELEVENTH SUPPLEMENTAL INDENTURE]

EXHIBIT A

Form of 5.350% First Mortgage Bonds due 2034

REGISTERED	No.

ILL.C.C. No.      ($    issued pursuant to Illinois Commerce Commission Docket No.                 )

MIDAMERICAN ENERGY COMPANY

5.350% First Mortgage Bond due 2034

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

The following summary of terms is subject to the provisions set forth below:

CUSIP: 595620 AX3

ORIGINAL ISSUE DATE: September 7, 2023

PRINCIPAL AMOUNT: $

MATURITY DATE: January 15, 2034 (“Maturity”)

INTEREST RATE: 5.350%

INTEREST PAYMENT DATES: January 15 and July 15, commencing January 15, 2024.

RECORD DATES: January 1 and July 1.

OPTIONAL REDEMPTION:                ☒  Yes                ☐  No

MidAmerican Energy Company, an Iowa corporation (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO. or registered assigns the principal amount of                  ($                ), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, on the Maturity Date specified above and to pay interest thereon, in such coin or currency, from and including the Original Issue Date specified above, or from and including the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, as the case may be. Interest shall be paid in arrears semiannually on each Interest Payment Date in each year commencing on January 15, 2024, at the per annum Interest Rate set forth above until Maturity and the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this global Bond is registered at the close of business on the Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date or, if applicable, upon redemption, shall be payable to the Person to whom principal shall be payable. Payment of the principal of and any premium and interest on this global Bond shall be made on or before 10:30 a.m., New York City time or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment is due, by wire transfer into the account specified by the Depositary; provided, however, that as a condition to the payment at the Maturity Date or upon redemption of any part of the principal of and any applicable premium on this global Bond, the Depositary shall surrender, or cause to be surrendered, this global Bond to the Trustee. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax or other governmental charge imposed on the Holder of this global Bond.

Under certain circumstances, this global Bond is exchangeable in whole or from time to time in part for a definitive individual Bond or Bonds, with the same Original Issue Date, Maturity Date, Interest Rate and redemption and other provisions as provided herein or in the Indenture.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS GLOBAL BOND SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this global Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ii

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

MIDAMERICAN ENERGY COMPANY

By:
Name:	James C. Galt
Title:	Treasurer

Attest:

By
Name:	Jeffery B. Erb
Title:	Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Authorized Signatory

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[REVERSE OF NOTE]

MIDAMERICAN ENERGY COMPANY

5.350% First Mortgage Bond due 2034

This global Bond is one of, and a global security which represents Bonds which are part of, the duly authorized 5.350% First Mortgage Bonds due 2034 of the Company (herein called the “Bonds”), issued under an Indenture dated as of September 9, 2013, as amended and supplemented (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Bonds are, and are to be, authenticated and delivered.

Interest on this global Bond will be payable on the Interest Payment Date or Interest Payment Dates as specified on the face hereof and, in either case, at Maturity. Unless otherwise specified on the face hereof, payments on this global Bond with respect to any particular Interest Payment Date, redemption date or the Maturity Date will include interest accrued from and including the applicable Original Issue Date, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding the particular Interest Payment Date, redemption date or the Maturity Date. Interest on this global Bond will be computed and paid on the basis of a 360-day year of twelve 30-day months.

All percentages resulting from any calculation with respect to this global Bond will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point rounded upward) and all dollar amounts used in or resulting from any such calculation with respect to this global Bond will be rounded to the nearest cent (with one-half cent being rounded upward).

“Business Day” means, unless otherwise specified on the face hereof, any Monday, Tuesday, Wednesday, Thursday or Friday that in the City of New York, New York is not a day on which banking institutions are authorized or obligated by law or executive order to close. In any case when any Interest Payment Date, redemption date, or Maturity Date of any Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or of the Bonds) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, redemption date or at the Maturity Date, provided that no interest shall accrue for the period from and after such Interest Payment Date, redemption date or Maturity Date, as the case may be.

This global Bond is secured under the Company’s Mortgage, Security Agreement, Fixture Filing and Financing Statement between the Company and The Bank of New York Mellon Trust Company, N.A., as amended and supplemented from time to time (the “Mortgage”). Reference is made to the Mortgage for a description of the property mortgaged and pledged and the nature and extent of the security and to the Intercreditor and Collateral Trust Agreement among the Company, the Trustee and The Bank of New York Mellon Trust Company, N.A., as collateral trustee, and the Indenture for the rights of the holders of the Bonds and of the Trustee in respect thereof. Reference is made to the Indenture and the Mortgage for the terms and conditions upon which the Bonds are secured and the circumstances under which additional bonds may be issued.

This global Bond will be subject to redemption at the option of the Company on any date in whole or from time to time in part in increments of $2,000 or integral multiples of $1,000 in excess thereof, at the redemption prices specified in an annex attached to this global Bond, plus accrued interest on the principal amount thereof to be redeemed to the redemption date, but payments due with respect to this global Bond prior to the redemption date will be paid to the Person in whose name this global Bond is registered at the close of business on the relevant Record Date specified on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to transmit a notice of such redemption, not less than 10 nor more than 60 days prior to the redemption date, in accordance with the provisions of the Indenture. In the event of redemption of this global Bond in part only, this global Bond will be cancelled and a new global Bond representing the unredeemed portion hereof will be issued in the name of the Holder hereof. This global Bond is not subject to a sinking fund.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Bonds of all series that would be affected thereby. The Indenture also provides that the Holders of not less than a majority in principal amount of the Outstanding Bonds of all affected series may on behalf of the Holders of all Bonds of such series waive certain existing Events of Default and their consequences. Any such consent or waiver of the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Bond.

As set forth in, and subject to, the provisions and limitations set forth in the Indenture, the Holders of at least a majority in principal amount of the Outstanding Bonds of all series shall have any right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee.

THIS GLOBAL BOND IS A GLOBAL BOND REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

If at any time the Depositary for this global Bond notifies the Company that it is unwilling or unable to continue as Depositary for this global Bond or if at any time the Depositary for this global Bond shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this global Bond. If a successor Depositary for this global Bond is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Bonds of this series, shall authenticate and deliver Bonds of this series in definitive form in an aggregate principal amount equal to the principal amount of this global Bond in exchange for this global Bond.

The Company may at any time and in its sole discretion and subject to the procedures of the Depositary determine that the Bonds of this series shall no longer be represented by a global Bond. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Bonds of this series, shall authenticate and deliver, Bonds of this series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of this global Bond, in exchange for this global Bond.

The Company may from time to time, without the consent of Holders of the Bonds, create and issue further Bonds having the same terms and conditions as the Bonds in all respects, except for the Original Issue Date, issue price and, in some circumstances, the initial interest accrual date and initial interest payment date. Additional Bonds issued in this manner will be consolidated with, and form a single series with, the Bonds and shall thereafter be deemed Bonds for all purposes.

No reference herein to the Indenture and no provision of this global Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this global Bond at the times, places and rate, and in the coin or currency, herein prescribed.

The Indenture contains provisions for the satisfaction and discharge of the Indenture upon compliance by the Company with certain conditions specified therein, which provisions apply to this global Bond.

The Indenture contains provisions for the defeasance and discharge of the Indenture upon compliance by the Company with certain conditions specified therein, which provisions apply to this global Bond.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this global Bond is registered as the owner of this global Bond for the purpose of receiving payment of principal of (and premium, if any) and interest on this global Bond and for all other purposes whatsoever, whether or not this global Bond be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

The Indenture and the Bonds are governed by and construed in accordance with the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the TIA shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Mortgage or exercise of remedies with respect to, such portion of the Mortgaged Property.

All terms used in this global Bond which are defined in the Indenture but are not defined in this global Bond shall have the meanings assigned to them in the Indenture.

ANNEX 1

OPTIONAL REDEMPTION PROVISIONS

Prior to October 15, 2033 (the “Par Call Date”), the Company may redeem the Bonds at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Bonds matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption, and (ii) 100% of the principal amount of the Bonds to be redeemed; plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Bonds, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

v

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Bonds to be redeemed at its registered address.

In the case of a partial redemption, selection of the Bonds for redemption will be made by the Trustee by lot. No Bonds of a principal amount of $2,000 or less will be redeemed in part. If any Bond is to be redeemed in part only, the notice of redemption that relates to the Bond will state the portion of the principal amount of the Bond to be redeemed. A new Bond in a principal amount equal to the unredeemed portion of the Bond will be issued in the name of the holder of the Bond upon surrender for cancellation of the original Bond. For so long as the Bonds are held by DTC (or another depositary), the redemption of the Bonds shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Bonds or portions thereof called for redemption.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common

TEN ENT –	as tenants by the entireties

JT TEN –	as joint tenants with right of survivorship and not as tenants in common

UNIT GIFT MIN ACT –	_________________ (Cust) Custodian _________________ (Minor) under Uniform
Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

Please print or typewrite name and address

including postal zip code of assignee

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing                                                           attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. The signature must be guaranteed by a commercial bank, a trust company or a member of the New York Stock Exchange.

EXHIBIT B

Form of 5.850% First Mortgage Bonds due 2054

REGISTERED		No.

ILL.C.C. No.	($ issued pursuant to Illinois Commerce Commission Docket No. )

MIDAMERICAN ENERGY COMPANY

5.850% First Mortgage Bond due 2054

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

The following summary of terms is subject to the provisions set forth below:

CUSIP: 595620 AY1

ORIGINAL ISSUE DATE: September 7, 2023

PRINCIPAL AMOUNT: $

MATURITY DATE: September 15, 2054 (“Maturity”)

INTEREST RATE: 5.850%

INTEREST PAYMENT DATES: March 15 and September 15, commencing March 15, 2024.

RECORD DATES: March 1 and September 1.

OPTIONAL REDEMPTION:                ☒ Yes                ☐ No

MidAmerican Energy Company, an Iowa corporation (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO. or registered assigns the principal amount of                              ($                ), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, on the Maturity Date specified above and to pay interest thereon, in such coin or currency, from and including the Original Issue Date specified above, or from and including the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, as the case may be. Interest shall be paid in arrears semiannually on each Interest Payment Date in each year commencing on March 15, 2024, at the per annum Interest Rate set forth above until Maturity and the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this global Bond is registered at the close of business on the Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date or, if applicable, upon redemption, shall be payable to the Person to whom principal shall be payable. Payment of the principal of and any premium and interest on this global Bond shall be made on or before 10:30 a.m., New York City time or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment is due, by wire transfer into the account specified by the Depositary; provided, however, that as a condition to the payment at the Maturity Date or upon redemption of any part of the principal of and any applicable premium on this global Bond, the Depositary shall surrender, or cause to be surrendered, this global Bond to the Trustee. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax or other governmental charge imposed on the Holder of this global Bond.

Under certain circumstances, this global Bond is exchangeable in whole or from time to time in part for a definitive individual Bond or Bonds, with the same Original Issue Date, Maturity Date, Interest Rate and redemption and other provisions as provided herein or in the Indenture.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS GLOBAL BOND SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this global Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

MIDAMERICAN ENERGY COMPANY

By:
Name: James C. Galt
Title: Treasurer

Attest:

By
Name: Jeffery B. Erb
Title: Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Authorized Signatory

1

[REVERSE OF NOTE]

MIDAMERICAN ENERGY COMPANY

5.850% First Mortgage Bond due 2054

This global Bond is one of, and a global security which represents Bonds which are part of, the duly authorized 5.850% First Mortgage Bonds due 2054 of the Company (herein called the “Bonds”), issued under an Indenture dated as of September 9, 2013, as amended and supplemented (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Bonds are, and are to be, authenticated and delivered.

Interest on this global Bond will be payable on the Interest Payment Date or Interest Payment Dates as specified on the face hereof and, in either case, at Maturity. Unless otherwise specified on the face hereof, payments on this global Bond with respect to any particular Interest Payment Date, redemption date or the Maturity Date will include interest accrued from and including the applicable Original Issue Date, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding the particular Interest Payment Date, redemption date or the Maturity Date. Interest on this global Bond will be computed and paid on the basis of a 360-day year of twelve 30-day months.

All percentages resulting from any calculation with respect to this global Bond will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point rounded upward) and all dollar amounts used in or resulting from any such calculation with respect to this global Bond will be rounded to the nearest cent (with one-half cent being rounded upward).

“Business Day” means, unless otherwise specified on the face hereof, any Monday, Tuesday, Wednesday, Thursday or Friday that in the City of New York, New York is not a day on which banking institutions are authorized or obligated by law or executive order to close. In any case when any Interest Payment Date, redemption date, or Maturity Date of any Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or of the Bonds) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, redemption date or at the Maturity Date, provided that no interest shall accrue for the period from and after such Interest Payment Date, redemption date or Maturity Date, as the case may be.

This global Bond is secured under the Company’s Mortgage, Security Agreement, Fixture Filing and Financing Statement between the Company and The Bank of New York Mellon Trust Company, N.A., as amended and supplemented from time to time (the “Mortgage”). Reference is made to the Mortgage for a description of the property mortgaged and pledged and the nature and extent of the security and to the Intercreditor and Collateral Trust Agreement among the Company, the Trustee and The Bank of New York Mellon Trust Company, N.A., as collateral trustee, and the Indenture for the rights of the holders of the Bonds and of the Trustee in respect thereof. Reference is made to the Indenture and the Mortgage for the terms and conditions upon which the Bonds are secured and the circumstances under which additional bonds may be issued.

This global Bond will be subject to redemption at the option of the Company on any date in whole or from time to time in part in increments of $2,000 or integral multiples of $1,000 in excess thereof, at the redemption prices specified in an annex attached to this global Bond, plus accrued interest on the principal amount thereof to be redeemed to the redemption date, but payments due with respect to this global Bond prior to the redemption date will be paid to the Person in whose name this global Bond is registered at the close of business on the relevant Record Date specified on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to transmit a notice of such redemption, not less than 10 nor more than 60 days prior to the redemption date, in accordance with the provisions of the Indenture. In the event of redemption of this global Bond in part only, this global Bond will be cancelled and a new global Bond representing the unredeemed portion hereof will be issued in the name of the Holder hereof. This global Bond is not subject to a sinking fund.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Bonds of all series that would be affected thereby. The Indenture also provides that the Holders of not less than a majority in principal amount of the Outstanding Bonds of all affected series may on behalf of the Holders of all Bonds of such series waive certain existing Events of Default and their consequences. Any such consent or waiver of the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Bond.

As set forth in, and subject to, the provisions and limitations set forth in the Indenture, the Holders of at least a majority in principal amount of the Outstanding Bonds of all series shall have any right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee.

THIS GLOBAL BOND IS A GLOBAL BOND REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

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If at any time the Depositary for this global Bond notifies the Company that it is unwilling or unable to continue as Depositary for this global Bond or if at any time the Depositary for this global Bond shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this global Bond. If a successor Depositary for this global Bond is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Bonds of this series, shall authenticate and deliver Bonds of this series in definitive form in an aggregate principal amount equal to the principal amount of this global Bond in exchange for this global Bond.

The Company may at any time and in its sole discretion and subject to the procedures of the Depositary determine that the Bonds of this series shall no longer be represented by a global Bond. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Bonds of this series, shall authenticate and deliver, Bonds of this series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of this global Bond, in exchange for this global Bond.

The Company may from time to time, without the consent of Holders of the Bonds, create and issue further Bonds having the same terms and conditions as the Bonds in all respects, except for the Original Issue Date, issue price and, in some circumstances, the initial interest accrual date and initial interest payment date. Additional Bonds issued in this manner will be consolidated with, and form a single series with, the Bonds and shall thereafter be deemed Bonds for all purposes.

No reference herein to the Indenture and no provision of this global Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this global Bond at the times, places and rate, and in the coin or currency, herein prescribed.

The Indenture contains provisions for the satisfaction and discharge of the Indenture upon compliance by the Company with certain conditions specified therein, which provisions apply to this global Bond.

The Indenture contains provisions for the defeasance and discharge of the Indenture upon compliance by the Company with certain conditions specified therein, which provisions apply to this global Bond.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this global Bond is registered as the owner of this global Bond for the purpose of receiving payment of principal of (and premium, if any) and interest on this global Bond and for all other purposes whatsoever, whether or not this global Bond be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

iii

The Indenture and the Bonds are governed by and construed in accordance with the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the TIA shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Mortgage or exercise of remedies with respect to, such portion of the Mortgaged Property.

All terms used in this global Bond which are defined in the Indenture but are not defined in this global Bond shall have the meanings assigned to them in the Indenture.

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ANNEX 1

OPTIONAL REDEMPTION PROVISIONS

Prior to March 15, 2054 (the “Par Call Date”), the Company may redeem the Bonds at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Bonds matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption, and (ii) 100% of the principal amount of the Bonds to be redeemed; plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Company may redeem the Bonds, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

v

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Bonds to be redeemed at its registered address.

In the case of a partial redemption, selection of the Bonds for redemption will be made by the Trustee by lot. No Bonds of a principal amount of $2,000 or less will be redeemed in part. If any Bond is to be redeemed in part only, the notice of redemption that relates to the Bond will state the portion of the principal amount of the Bond to be redeemed. A new Bond in a principal amount equal to the unredeemed portion of the Bond will be issued in the name of the holder of the Bond upon surrender for cancellation of the original Bond. For so long as the Bonds are held by DTC (or another depositary), the redemption of the Bonds shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Bonds or portions thereof called for redemption.

vi

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common

TEN ENT –	as tenants by the entireties

JT TEN –	as joint tenants with right of survivorship and not as tenants in common

UNIT GIFT MIN ACT –	(Cust) Custodian
(Minor) under Uniform
Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

Please print or typewrite name and address

including postal zip code of assignee

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing                                          attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. The signature must be guaranteed by a commercial bank, a trust company or a member of the New York Stock Exchange.

vii